Exhibit T3F-1

                              CROSS-REFERENCE TABLE

TIA Section                                                   Indenture Section

   310(a)(1)...............................................................7.10
     (a)(2)................................................................7.10
     (a)(3)................................................................N.A.
     (a)(4)................................................................N.A.
     (a)(5)................................................................7.10
     (b)......................................................7.08; 7.10; 13.02
     (c)...................................................................N.A.
     311(a)................................................................7.11
     (b)...................................................................7.11
     (c)...................................................................N.A.
     312(a)................................................................2.05
     (b)..................................................................13.03
     (c)..................................................................13.03
     313(a)................................................................7.06
     (b)(1)................................................................N.A.
     (b)(2)..........................................................7.06; 7.07
     (c)............................................................7.06; 13.02
     (d)...................................................................7.06
     314(a)...................................................4.08; 4.10; 13.02
     (b)...................................................................N.A.
     (c)(1).........................................................7.02; 13.04
     (c)(2).........................................................7.02; 13.04
     (c)(3)................................................................N.A.
     (d)...................................................................N.A.
     (e)..................................................................13.05
     (f)...................................................................N.A.
     315(a).............................................................7.01(b)
     (b)...................................................................7.05
     (c)................................................................7.01(a)
     (d)........................................................7.01(c); 7.01(d)
     (e)...................................................................6.11
     316(a) (last sentence)................................................2.09
     (a)(1)(A).............................................................6.05
     (a)(1)(B).............................................................6.04
     (a)(2)................................................................N.A.
     (b)...................................................................6.07
     (c)..................................................................13.06
     317(a)(1).............................................................6.08
     (a)(2)................................................................6.09
     (b)...................................................................2.04
     318(a)...............................................................13.01
     (c)..................................................................13.01


N.A. means Not Applicable

NOTE:This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

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